                                                                   EXHIBIT 99.21

                    TARGETED GROWTH ENHANCED TERMS SECURITIES

                               TARGETS TRUST XXIV

                        SUPPLEMENTAL GUARANTEE AGREEMENT

                            Dated as of June 30, 2005

            THIS SUPPLEMENTAL TARGETS GUARANTEE AGREEMENT (the "Supplemental Guarantee Agreement") dated as of June 30, 2005 is executed and delivered by Citigroup Global Markets Holdings Inc., a New York corporation ("CGMHI"), Citigroup Inc., a Delaware corporation ("Citigroup"), and JPMorgan Chase Bank, N.A., a national banking association, as trustee (the "TARGETS Guarantee Trustee"), for the benefit of the Holders (as defined herein) from time to time of the TARGETS (as defined herein) of TARGETS Trust XXIV, a Delaware statutory trust (the "Issuer").

            WHEREAS, pursuant to an Amended and Restated Declaration of Trust dated as of February 25, 2005 among the trustees of the Issuer named therein, CGMHI, as sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Issuer, the Issuer issued on that date 4,735,000 preferred securities designated the Targeted Growth Enhanced Terms Securities (the "TARGETS");

            WHEREAS, pursuant to a TARGETS Guarantee Agreement (the "Agreement"), dated as of February 25, 2005 between CGMHI and the TARGETS Guarantee Trustee, CGMHI agreed to pay to the Holders the Guarantee Payments (as defined therein) with respect to the TARGETS and to make certain other payments on the terms and conditions set forth therein;

            WHEREAS, Citigroup desires to fully and unconditionally guarantee, as set forth herein, the Guarantee Payments; and

            WHEREAS, the execution of the Supplemental Guarantee Agreement is authorized and permitted by Section 8.2 of the Agreement and all conditions precedent provided for in the Agreement relating to the execution of the Supplemental Guarantee Agreement have been complied with;

            NOW, THEREFORE, THIS SUPPLEMENTAL GUARANTEE AGREEMENT WITNESSETH:
That in order to effectuate the guarantee described herein, Citigroup agrees with CGMHI and the TARGETS Guarantee Trustee, for the equal and proportionate benefit of the respective holders from time to time of the TARGETS (the "Holders"), as follows:

                                    ARTICLE I
                               Citigroup Guarantee

            Citigroup does hereby fully and unconditionally guarantee (the "Citigroup Guarantee") to the Holders the Guarantee Payments when due, in accordance with the provisions of the Agreement, as provided below:

            SECTION I.1. Notice of acceptance of the Citigroup Guarantee and of default of performance by CGMHI is expressly waived, and payment under the Citigroup Guarantee shall be subject to no condition other than the giving of a written request for payment in accordance with the provisions of the Indenture, stating the fact of default of performance, mailed to Citigroup at the following address: Citigroup Inc., Office of Corporate Treasury, 153 East 53rd Street, 6th Floor, New York, New York 10043, Attention: Treasurer. This Citigroup Guarantee is a guarantee of payment and not of collection.

            SECTION I.2. The right of the Holders under any debt instrument of CGMHI that is outstanding as of the date hereof to claim payment from Citigroup under the Citigroup Guarantee shall rank in priority of payment with Citigroup's other obligations to exactly the same extent that the Guarantee Payments rank with CGMHI's other obligations, if any.

            SECTION I.3. The obligations of Citigroup under the Citigroup Guarantee shall in no way be impaired by: (1) any extension, amendment, modification or renewal of the TARGETS; (2) any waiver of any event of default, extension of time or failure to enforce any of the TARGETS; or (3) any extension, moratorium or other relief granted to CGMHI pursuant to any applicable law or statute.

            SECTION I.4. Citigroup shall be obligated to make payment under the Citigroup Guarantee, for the benefit of the Holders, at the same address as CGMHI is obligated to make payment.

            SECTION I.5. (a) Subject to clause (b) below, Citigroup hereby agrees that the Guarantee Payments will be paid strictly in accordance with the terms of the Agreement, regardless of the value, genuineness, validity, regularity or enforceability of the TARGETS. Subject to clause (b) below, the liability of Citigroup to the extent herein set forth shall be absolute and unconditional, not subject to any reduction, limitation, impairment, termination, defense, offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by Citigroup) whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to Citigroup or otherwise, whether based upon any obligations or any other agreement or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of:

            (i) any lack of validity or enforceability of any agreement or instrument relating to the TARGETS;

            (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the TARGETS, or any other amendment or waiver of or consent to any departure from any other agreement relating to any TARGETS;

            (iii) any increase in, addition to, exchange or release of, or nonperfection of any lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to any departure from or failure to enforce any other guarantee, for all or any of the indebtedness;

            (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, CGMHI in respect of the TARGETS;

            (v) the absence of any action on the part of the TARGETS Guarantee Trustee to obtain payment of the TARGETS from CGMHI;

            (vi) any insolvency, bankruptcy, reorganization or dissolution, or any similar proceeding of CGMHI, including, without limitation, rejection of the TARGETS in such bankruptcy; or

            (vii) the absence of notice or any delay in any action to enforce any TARGETS or to exercise any right or remedy against Citigroup, or CGMHI, whether hereunder, under any TARGETS or any agreement or any indulgence, compromise or extension granted.

      (b) Notwithstanding anything to the contrary in this Citigroup Guarantee, Citigroup does not waive any defense that would be available to CGMHI based on, among other things, a breach, default or misrepresentation by the TARGETS Guarantee Trustee, or failure of any condition to CGMHI's obligations under the Agreement or the illegality of any provision of the Agreement.

            SECTION I.6. Citigroup further agrees that, to the extent that CGMHI or Citigroup makes a payment or payments to the TARGETS Guarantee Trustee, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to CGMHI or Citigroup or their respective estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, this Citigroup Guarantee and the advances or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

            SECTION I.7. Until the TARGETS are paid in full, Citigroup shall have no rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification, or other rights of payment or recovery from CGMHI for any payments made by Citigroup hereunder.

            SECTION I.8. This Citigroup Guarantee shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, including, without limitation, the Trustee.

                                   ARTICLE II
                            Miscellaneous Provisions

            SECTION II.1. This Supplemental Guarantee Agreement is executed and shall be construed as an amendment to the Agreement, and forms a part thereof. Except as herein expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Agreement. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the provisions thereof and the Agreement is in all respects hereby ratified and confirmed.

            SECTION II.2. The recitals herein and in the Agreement shall be taken as the statements of CGMHI and Citigroup, and the TARGETS Guarantee Trustee assumes no responsibility for the correctness thereof. The TARGETS Guarantee Trustee makes no representations as to the validity or sufficiency of this Supplemental Guarantee Agreement or of the Agreement. The TARGETS Guarantee Trustee makes no undertakings or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Supplemental Guarantee Agreement or the proper authorization or the due execution hereof by CGMHI or Citigroup or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by CGMHI and Citigroup.

            SECTION II.3. All of the covenants, stipulations, premises and agreements made in this Supplemental Guarantee Agreement by CGMHI and Citigroup shall bind their respective successors and assigns whether so expressed or not.

            SECTION II.4. This Supplemental Guarantee Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State.

            SECTION II.5. This Supplemental Guarantee Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Guarantee Agreement to be duly executed as of the day and year first above written.

                                         CITIGROUP GLOBAL MARKETS HOLDINGS INC.

                                         By: /s/ Geoffrey S. Richards
                                             -----------------------------------
                                             Name: Geoffrey S. Richards
                                             Title: Vice President

                                         CITIGROUP INC.

                                         By: /s/ Charles E. Wainhouse
                                             -----------------------------------
                                             Name: Charles E. Wainhouse
                                             Title: Assistant Treasurer

                                         JPMORGAN CHASE BANK, N.A., as
                                             TARGETS Guarantee Trustee

                                         By: /s/ Thomas Venusti
                                             -----------------------------------
                                             Name: Thomas Venusti
                                             Title: Assistant Vice President